PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                 Supplement to Prospectus dated December 1, 1998

                                                                    July 9, 1999

Dear Investor,

        This is a supplement to the Prospectus dated December 1, 1998, for PACE International Emerging Markets Equity Investments (the "Fund").

        The Fund's adviser, Schroder Capital Management International Inc., has been merged into a newly created Delaware corporation, Schroder Investment Management North America Inc. The new company, like its predecessor, is a wholly owned subsidiary of Schroder US Holdings Inc. Heather Crighton, John A. Troiano and Mark Bridgeman, who are primarily responsible for the day-to-day management of the Fund, have been made senior vice president, chief executive and first vice president, respectively, of the new company. None of the personnel involved in providing advisory services to the Fund are changing as a result of this restructuring.